UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                        0-22624                  05-0473908
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(State or other jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)             Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
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                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 - Results of Operations and Financial Condition.

(a) The following information is furnished under Item 2.02, "Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On May 13, 2005, a press release was issued on the subject of Foamex International Inc.'s (the "Company") 2005 first quarter results. The press release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Quarterly Report on Form 10-Q. The press release is attached to this report as
     Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release, dated May 13, 2005, issued by Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2005

                                           FOAMEX INTERNATIONAL INC.


                                           By:      /s/ K. Douglas Ralph
                                                    ----------------------------
                                           Name:    K. Douglas Ralph
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release, dated May 13, 2005, issued by Foamex International Inc.